Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors[1]	Case No. 15-11357 (CSS)
Reporting Period: April 2016

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
___________________________	___________________________
Signature of Debtor	Date
___________________________	___________________________
Signature of Joint Debtor	Date
/s/ Michael F. Doolan	June 1, 2016
Signature of Authorized Individual*	Date
Michael F. Doolan	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

1  On or about April 13, 2016, the chapter 11 cases of the 21 Debtors detailed in this report began to be jointly administered for procedural purposes in two sets of chapter 11 cases, rather than one, as was the case for the first two weeks of the month. However, all of the Debtors were debtors-in-possession during the entirety of April 2016. Given the fact that the Debtors were jointly administered in Case No. 15-11357 (CSS) for a portion of the month and all 21 Debtors were debtors-in-possession for the entirety of the month, the Debtors’ April monthly operating reports are presented together, as in past months, but will be filed in both sets of chapter 11 cases. It is anticipated that this format may change for the period of May 2016.

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

General Notes to the Monthly Operating Report ("MOR")

The Chapter 11 Cases

On June 25, 2015 (the "Petition Date"), Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
Although the Chapter 11 Cases triggered defaults for certain of the Debtors’ debt obligations, creditors are stayed from taking any actions as a result of such defaults. Substantially all of the Debtors' pre-petition liabilities are subject to settlement under a reorganization plan. As a result of the Chapter 11 Cases, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The Debtors, operating as debtors-in-possession under the Bankruptcy Code, may, subject to approval of the Court, sell or otherwise dispose of assets and liquidate or settle liabilities for amounts other than those reflected in certain financial information herein disclosed. In addition, a confirmed reorganization plan or other arrangement may materially change the amounts and classifications of assets and liabilities herein disclosed.
The U.S. Trustee for the District of Delaware (the "U.S. Trustee") has appointed an official committee of unsecured creditors (the “UCC”). The UCC is organized to represent the interests of all creditors that have unsecured claims against the Debtors. The UCC and its legal representatives have a right to be heard on all matters affecting the Debtors that come before the Court. There can be no assurance that the UCC will support the Debtors' positions on matters to be presented to the Court in the future or on any reorganization plan, once proposed. This could materially change the amounts and classifications of assets and liabilities herein disclosed.
Debtor-In-Possession Financing
On July 2, 2015, the Company received approval from the Court, pursuant to an interim order, to borrow an aggregate of $22.0 million in interim debtor-in-possession financing provided by an affiliate of Oaktree Capital Management ("Oaktree"). On July 24, 2015, the Court, pursuant to a final order, approved a Secured Superpriority Debtor-In-Possession Credit Agreement between the Company, Oaktree and other lenders for an additional aggregate of $113.4 million. For more information, readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the Securities and Exchange Commission on August 17, 2015.
Basis of presentation
The financial statements and supplemental information contained herein are unaudited, limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements for the Debtors, as set forth by the Court, and is in a format intended to meet the requirements for the Debtors, as set forth by the U.S. Trustee.
Except for cash receipts and disbursements, the financial statements and supplemental information contained herein are prepared on an accrual basis. However, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements herein included have been derived from the books and records of the Debtors. As a result, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and any changes could be material. The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: April 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
1 of 2

Debtors	Molycorp Minerals LLC	Magnequench International Inc	Molycorp Metals & Alloys	Molycorp Rare Metals (Utah) Inc.	Molycorp Minerals Canada ULC	Molycorp Chemical & Oxide Inc.	Molycorp Inc.	Magnequench Ltd.	NEO International Corp.	Molycorp Rare Metals Holding Inc.	MCP Canada Ltd Partnership	Molycorp Luxembourg Hldgs Sarl	MCP Exchangeco Inc.	MCP Callco ULC
Case No.	15-11371	15-11360	15-11369	15-11373	15-11370	15-11367	15-11357	15-11361	15-11374	15-11372	15-11365	15-11368	15-11366	15-11363
Country	USA	USA	USA	USA	Canada	USA	USA	Barbados	Barbados	USA	Canada	Luxembourg	Canada	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	$128	—	—	—	—	—	—	—	—	—	—	—	—	—
Rare Metals	—	—	—	237	—	—	—	—	—	—	—	—	—	—
Magnetic Materials & Alloys	—	2,967	—	—	—	—	—	—	—	—	—	—	—	—
Chemicals & Oxides	—	—	—	—	—	2,688	—	—	—	—	—	—	—	—
Other receipts	688	—	26	31	31	19	—	—	—	—	—	—	—	—
Total Operating Cash Receipts	817	2,967	26	268	31	2,706	—	—	—	—	—	—	—	—

Cash Disbursements
Payroll	994	(302)	—	(45)	(421)	(217)	—	—	(37)	—	(12)	—	—	—
Contract labor	(393)	(30)	—	—	—	—	—	—	—	—	—	—	—	—
Raw material payments	—	—	—	(154)	—	—	—	—	—	—	—	—	—	—
Reagents & chemicals	—	(101)	—	(1)	(31)	—	—	—	—	—	—	—	—	—
Transportation & shipping	(4)	(5)	—	(4)	—	—	—	—	—	—	—	—	—	—
Other production costs	(12)	—	—	(11)	(51)	—	—	—	—	—	—	—	—	—
Repairs & maintenance (non-CapEx)	(2)	—	—	(2)	(6)	—	—	—	—	—	—	—	—	—
Professional fees	(203)	(15)	—	—	—	—	(209)	—	—	—	—	—	—	—
Rent and operating leases	—	(4)	—	—	—	—	—	—	—	—	—	—	—	—
Taxes	(3,066)	—	—	(4)	—	—	—	—	—	—	—	—	—	—
Insurance	(26)	(85)	—	—	(7)	—	(1,919)	—	—	—	—	—	—	—
Utilities	—	—	—	(4)	(3)	—	—	—	—	—	—	—	—	—
Other disbursements	(820)	(12)	—	(3)	(90)	(190)	(7)	—	(20)	—	—	—	—	—

Total Operating Cash Disbursements	(3,531)	(554)	—	(229)	(609)	(407)	(2,135)	—	(57)	—	(12)	—	—	—

Net Cash Flow - Operating	(2,715)	2,413	26	39	(578)	2,300	(2,135)	—	(57)	—	(12)	—	—	—

Intercompany
Net intercompany - operating	9,349	(5,273)	—	109	1	1,757	(3,169)	—	5	(107)	(1,375)	—	—	—
Net intercompany - debt & equity	—	—	—	(1,000)	3,000	(8,500)	16,501	—	—	—	(5,000)	—	—	—
Net investment & JV funding	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Intercompany	9,349	(5,273)	—	(891)	3,001	(6,743)	13,332	—	5	(107)	(6,375)	—	—	—

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset sales & other receipts	—	—	2,242	—	—	—	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	2,242	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements
3rd-party loan repayments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest	—	—	—	—	—	—	(802)	—	—	—	—	—	—	—
Capital expenditures	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital lease & other	(3,681)	—	—	—	—	—	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	(3,928)	—	—	—	—	—	—	—
Total Non-Operating Cash Disbursements	(3,681)	—	—	—	—	—	(4,730)	—	—	—	—	—	—	—

Net Cash Flow - Non-Operating	(3,681)	—	2,242	—	—	—	(4,730)	—	—	—	—	—	—	—

Total Net Increase (Decrease) in Cash	$2,953	$(2,860)	$2,268	$(851)	$2,423	$(4,443)	$6,467	$—	$(52)	$(107)	$(6,387)	—	—	—

Beginning Cash Balance - Book	$298	$13,460	$2,252	$3,166	$1,865	$15,719	$27,464	$149	$143	$976	$7,536	$30	$6	$5
Total cash receipts	817	2,967	2,268	268	31	2,706	—	—	—	—	—	—	—	—
Total cash disbursements	(7,212)	(554)	—	(229)	(609)	(407)	(6,865)	—	(57)	—	(12)	—	—	—
Net intercompany	9,349	(5,273)	—	(891)	3,001	(6,743)	13,332	—	5	(107)	(6,375)	—	—	—
Ending Cash Balance - Book - Debtors	$3,251	$10,600	$4,520	$2,314	$4,288	$11,276	$33,931	$149	$91	$868	$1,148	$30	$6	$5

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	(7,212)	(5,960)	—	(546)	(635)	(5,949)	(2,937)	—	(57)	—	(2,995)	—	—	—
Allocated - Reorganization Professional Fees	(1,078)	(890)	—	(82)	(95)	(889)	(439)	—	(9)	—	(447)	—	—	—
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	(8,290)	(6,851)	—	(627)	(730)	(6,838)	(3,376)	—	(65)	—	(3,442)	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: April 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Continuation Sheet for MOR-1	2 of 2

Debtors	Industrial Minerals LLC	Magnequench Inc.	MCP Canada Holdings ULC	PP IV Mountain Pass II Inc.	PP IV Mountain Pass I Inc	RCF IV Speedwagon Inc.	Molycorp Advanced Water Technologies LLC	GRAND
Case No.	15-11358	15-11359	15-11364	15-11376	15-11375	15-11377	15-11362	TOTAL
Country	USA	USA	Canada	USA	USA	USA	USA
USD in 000s

Operating Activity
Cash Receipts
Resources	$—	$—	$—	$—	$—	$—	$—	$128
Rare Metals	—	—	—	—	—	—	—	237
Magnetic Materials & Alloys	—	—	—	—	—	—	—	2,967
Chemicals & Oxides	—	—	—	—	—	—	—	2,688
Other receipts	—	—	—	—	—	—	—	795
Total Operating Cash Receipts	—	—	—	—	—	—	—	6,816

Cash Disbursements
Payroll	—	—	—	—	—	—	—	(39)
Contract labor	—	—	—	—	—	—	—	(423)
Raw material payments	—	—	—	—	—	—	—	(154)
Reagents & chemicals	—	—	—	—	—	—	—	(133)
Transportation & shipping	—	—	—	—	—	—	—	(12)
Other production costs	—	—	—	—	—	—	—	(73)
Repairs & maintenance (non-CapEx)	—	—	—	—	—	—	—	(11)
Professional fees	—	—	—	—	—	—	—	(427)
Rent and operating leases	—	—	—	—	—	—	—	(4)
Taxes	—	—	—	—	—	—	—	(3,071)
Insurance	—	—	—	—	—	—	—	(2,037)
Utilities	—	—	—	—	—	—	—	(7)
Other disbursements	—	—	—	—	—	—	—	(1,142)
Total Operating Cash Disbursements	—	—	—	—	—	—	—	(7,534)

Net Cash Flow - Operating	—	—	—	—	—	—	—	(719)

Intercompany
Net intercompany - operating	—	—	—	—	—	—	—	1,296
Net intercompany - debt & equity	—	—	—	—	—	—	—	5,001
Net investment & JV funding	—	—	—	—	—	—	—	—
Net Intercompany	—	—	—	—	—	—	—	6,297

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—
Asset sales & other receipts	—	—	—	—	—	—	—	2,242
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	2,242

Cash Disbursements
3rd-party loan repayments	—	—	—	—	—	—	—	—
Interest	—	—	—	—	—	—	—	(802)
Capital expenditures	—	—	—	—	—	—	—	—
Capital lease & other	—	—	—	—	—	—	—	(3,681)
Reorganization professional fees	—	—	—	—	—	—	—	(3,928)
Total Non-Operating Cash Disbursements	—	—	—	—	—	—	—	(8,411)

Net Cash Flow - Non-Operating	—	—	—	—	—	—	—	(6,169)

Total Net Increase (Decrease) in Cash	$—	$—	$—	$—	$—	$—	$—	$(590)

Beginning Cash Balance - Book	$—	$—	$5	$—	$—	$—	$5	$73,077
Total cash receipts	—	—	—	—	—	—	—	9,058
Total cash disbursements	—	—	—	—	—	—	—	(15,945)
Net intercompany	—	—	—	—	—	—	—	6,297
Ending Cash Balance - Book - Debtors	$—	$—	$5	$—	$—	$—	$5	$72,487

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	—	—	—	—	—	—	—	(26,292)
Allocated - Reorganization Professional Fees	—	—	—	—	—	—	—	(3,928)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	(30,220)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1a	Reporting Period: April 2016

BANK RECONCILIATIONS
																	1 of 5
Debtor		Molycorp Inc.
Case No.		15-11357
		Operating										Others
		#XXXXXX8924 WF USD account		#XXX-XXXXXX-070 HSBC USD account		#XXX-XXXXXX-001 HSBC CAD account		#XXXX7147 WF Securities USD account		#XXXXXX5228 WF USD account		#XXXXXX-000 Wilmington Trust USD account		#XXXXX6000 USBank USD account		#XXXXXX4705 WF Securities USD account
BALANCE PER BOOKS	Foreign Currency	—		—		5,206.61		—		—		—		—		—
	USD or USD equivalent	$550,898.72		$5,063.04		$4,146.71		$14,001,055.48		$40,614.00		$17,299,600.68		$250,000.00		$1,758,386.13

BANK BALANCE		30-Apr-16	550,898.72	30-Apr-16	5,063.04	30-Apr-16	5,206.61	30-Apr-16	14,001,055.48	30-Apr-16	40,614.00	30-Apr-16	17,299,600.68	30-Apr-16	250,000.00	30-Apr-16	1,758,386.13
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—		—		—		—
OTHER (ATTACH EXPLANATION)			—		—		—				—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							5,206.61
ADJUSTED BANK BALANCE IN USD *			550,898.72		5,063.04		4,146.71		14,001,055.48		40,614.00		17,299,600.68		250,000.00		1,758,386.13
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																	2 of 5
Debtor		Magnequench International, Inc.										Magnequench Limited
Case No.		15-11360										15-11361
		Operating										Operating
		#XXXXXX6057 WF USD account		#XXXXXX6462 PNC USD account		#XXXXXX6489 PNC USD account		#XXX9633 Sumitomo Mitsui JPY account		#XXX8704 The Bank of Tokyo Mitsubishi Bank JPY account		#XXXXXXXX3673 RBC USD account		#XXXXXXXX6849 RBC BBD account		#XXXXXX0228 WF USD account
BALANCE PER BOOKS	Foreign Currency			—		—		3,951,113.00		596,063.00		—		32,303.84		—
	USD or USD equivalent	$10,465,073.94		$103,246.47		$1,007.40		$37,099.65		$5,596.84		$127,941.51		$16,151.92		$5,000.00

BANK BALANCE		30-Apr-16	10,481,791.33	30-Apr-16	103,246.47	30-Apr-16	1,007.40	30-Apr-16	3,951,113.00	30-Apr-16	596,063.00	30-Apr-16	127,941.51	30-Apr-16	32,303.84	30-Apr-16	5,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)			(16,717.39)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*									3,951,113.00		596,063.00				32,303.84
ADJUSTED BANK BALANCE IN USD *			10,465,073.94		103,246.47		1,007.40		37,099.65		5,596.84		127,941.51		16,151.92		5,000.00
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		168348	4,023.00
		168350	1,128.69
		168351	5,235.00
		168352	995.00
		168353	825.59
		168356	4,404.78
		168358	105.33

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			3 of 5
Debtor		Molycorp Advanced Water Technologies, LLC				MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership				MCP Exchangeco Inc.		Molycorp Chemicals & Oxides, Inc.
Case No.		15-11362				15-11363		15-11364		15-11365				15-11366		15-11367
		Operating				Operating		Operating		Operating				Operating		Operating
		#XXXXXX-8229 PNC USD account		#XXXXXX5967 WF USD account		#XXXXXX5681 WF USD account		#XXXXXX5731 WF USD account		#XXXXXXXX8959 RBC USD account		#XXXXXX5715 WF USD account		#XXXXXX5707 WF USD account		#XXXXXX6065 WF USD account		#XXXXXX-9969 PNC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		—		—		—		—		—		—
	USD or USD equivalent	$4,867.03		$—		$5,000.00		$5,000.00		$110,030.63		$1,037,983.83		$5,960.00		$11,259,387.64		$16,185.42

BANK BALANCE		30-Apr-16	4,867.03		—	30-Apr-16	5,000.00	30-Apr-16	5,000.00	30-Apr-16	110,030.63	30-Apr-16	1,037,983.83	30-Apr-16	5,960.00	30-Apr-16	11,374,637.64	30-Apr-16	16,185.42
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—						—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—				—		(115,250.00)
OTHER (ATTACH EXPLANATION)			—		—		—		—						—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*
ADJUSTED BANK BALANCE IN USD *			4,867.03		—		5,000.00		5,000.00		110,030.63		1,037,983.83		5,960.00		11,259,387.64		16,185.42
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
																5183	13,000.00
																5184	325.00
																5185	325.00
																5186	20,000.00
																5187	325.00
																5188	325.00
																5189	325.00
																5190	325.00
																5191	13,000.00
																5192	325.00
																5193	20,000.00
																5194	325.00
																5195	6,500.00
																5196	10,400.00

															5197	20,000.00
															5198	325.00
															5199	6,500.00
															5200	1,950.00
															5201	325.00
															5202	325.00
															5203	325.00

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			4 of 5
Debtor		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys, Inc.				Molycorp Minerals Canada ULC (Toronto)						Molycorp Minerals Canada ULC (Peterborough)
Case No.		15-11368		15-11369				15-11370						15-11370
		Operating		Operating				Operating						Operating				Other
		#XXXXXXXXXXXXXXXXXXXX 3010 ING USD account		#XXXXXX6077 WF USD account		#XXXXXX5961 WF USD account		#XXXXXXXX7180 RBC CAD account		#XXXXXXXX6849 RBC USD account		#XXXXXX5723 WF USD account		#XXX-610-5 RBC CAD account		#XXX-143-4 RBC USD account		#XXXXXXXX-610-5 RBC GIC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		388,376.13						289,545.10		—		CAD 500,000.00
	USD or USD equivalent	$29,904.01		$4,519,601.31		$—		$309,315.17		$6,864.88		$3,157,376.56		$230,602.98		$197,198.55		$398,215.99

BANK BALANCE		30-Apr-16	29,904.01	30-Apr-16	4,519,601.31		—	30-Apr-16	391,958.96	30-Apr-16	7,994.88	30-Apr-16	3,157,376.56	30-Apr-16	333,151.72	30-Apr-16	203,151.41	30-Apr-16	500,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—				—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—				—		(3,582.83)		(1,130.00)		—		(43,606.62)		(5,952.86)		—
OTHER (ATTACH EXPLANATION)					—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							—		388,376.13						289,545.1				500,000.00
ADJUSTED BANK BALANCE IN USD *			29,904.01		4,519,601.31		—		309,315.17		6,864.88		3,157,376.56		230,602.98		197,198.55		398,215.99
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
								17757	624.45	1781	1,130.00			18377	110.00	1297	2,058.65
								17751	2,958.38					18393	241.84	1298	3,894.21
														18394	278.88
														18396	5,967.25
														18397	8,618.28
														18398	3,385.39
														18399	8,616.13
														18400	325.17
														18401	15.54
														18402	1,076.58
														18403	35.56
														18404	123.31

													18405	633.56
													18406	476.99
													18407	718.86
													18408	316.40
													18409	570.31
													18410	851.55
													18411	878.15
													pre-authorized payment for utilities	10,366.87

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			5 of 5
Debtor		Molycorp Minerals, LLC						Molycorp Rare Metals Holdings, Inc.		Molycorp Rare Metals (Utah), Inc.		Neo International Corp.
Case No.		15-11371						15-11372		15-11373		15-11374
		Operating						Operating		Operating		Operating
		#XXXXXX8908 WF USD account		#XXXXXXXX5461 Swedbank EURO account		#XXXXXXXX5461 Swedbank USD account		#XXXXXX5959 WF USD account		#XXXXXX5942 WF USD account		#XXXXXXXXX1239 RBC BDD account		#XXXXXXXX4715 RBC USD account		#XXXXXX0210 WF USD account		#XXXXXXXX3797 BoC RMB account
BALANCE PER BOOKS	Foreign Currency			46,048.06		—		—		—		18,965.73						248,009.04
	USD or USD equivalent	$3,198,324.84		$52,728.80		$4,000.00		$868,851.62		$2,312,109.66		$9,482.88		$6,064.01		$37,524.64		$38,284.82

BANK BALANCE		30-Apr-16	61,073.00	30-Apr-16	46,048.06	30-Apr-16	4,000.00	30-Apr-16	868,851.62	30-Apr-16	2,244,580.60	30-Apr-16	18,965.73	30-Apr-16	$6,064.01	30-Apr-16	$37,524.64	30-Apr-16	248,009.04
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			3,138,421.38						—		70,000.00		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			(1,169.54)						—		(2,470.94)		—		—		—		—
OTHER (ATTACH EXPLANATION)			—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*					46,048.06								18,965.73						248,009.04
ADJUSTED BANK BALANCE IN USD *			3,198,324.84		52,728.80		4,000.00		868,851.62		2,312,109.66		$9,482.88		$6,064.01		$37,524.64		$38,284.82
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		2-May-16	3,138,421.38							2-May-16	70,000.00

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		62271	154.16							31106	245.52
		62332	37.00							31303	127.80
		62334	42.01							31465	689.20
		62886	75.00							31471	277.00
		628	256.06							31476	328.44
		71467	605.31							31477	365.74
										31485	32.00
										31486	405.24

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

Note to MOR-1a, Bank Statements
Due to the level of detailed records, all bank statements that were filed with the Court are not included in this MOR. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1b	Reporting Period: April 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
AlixPartners	Jun 25-Jul 31, 2015	477,065.56	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	9/2/2015	439,278.40	37,787.16
AlixPartners	Aug 1-Aug 31, 2015	294,738.89	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	11/4/2015	270,934.40	23,804.49
AlixPartners	Sep 1-Sep 30, 2015	289,578.48	Molycorp Inc.	WT000002631 $104,350.23	12/14/2015	269,260.40	20,318.08
AlixPartners	Oct 1-Oct 31, 2015	357,100.33	Molycorp Inc.	WT000002689	1/4/2016	318,692.40	38,407.93
AlixPartners	Jun 25-Sep 30,2015 (payment of holdback)	244,868.3	Molycorp Inc.	WT000002825	2/24/2016	244,868.30
AlixPartners **	Jun 25-Sep 30,2015 (reimbursement of expenses)	(1,835.61)	Molycorp Inc.	WT000002825	2/24/2016		(1,835.61)
AlixPartners	Nov 1-Nov 30,2015	366,030.59	Molycorp Inc.	WT000002848	3/3/2016	340,332.80	25,697.79
AlixPartners	Dec 1-Dec 31,2015	337,426.65	Molycorp Inc.	WT000002885	3/18/2016	318,892.40	18,534.25	2,202,259.10	162,714.09

Ashby & Geddes	Jul 9-Jul 31, 2015	110,677.72	Molycorp Inc.	WT000002469	10/22/2015	103,089.20	7,588.52
Ashby & Geddes	Aug 1-Aug 31, 2015	64,754.91	Molycorp Inc.	WT000002565	11/24/2015	59,218.46	5,536.45
Ashby & Geddes	Sep 1-Sep 30, 2015	59,366.25	Molycorp Inc.	WT000002629	12/14/2015	53,824.00	5,542.25
Ashby & Geddes	Oct 1-Oct 31,2015	46,021.33	Molycorp Inc.	WT000002764	2/3/2016	43,215.45	2,805.88
Ashby & Geddes	Nov 1-Nov 30,2015	74,733.79	Molycorp Inc.	WT000002804	2/3/2016	71,506.23	3,227.56
Ashby & Geddes	Jul 9-Sep 30,2015 (payment of holdback)	54,033.19	Molycorp Inc.	WT000002804	2/3/2016	54,033.19
Ashby & Geddes **	Jul 9-Sep 30,2015 (reimbursement of expense)	(720.8)	Molycorp Inc.	WT000002804	2/3/2016		(720.80)
Ashby & Geddes	Dec 1-Dec 31,2015	57,804.04	Molycorp Inc.	WT000002868	3/11/2016	53,105.92	4,698.12
Ashby & Geddes	Jan 1-Jan 31,2016	118,017.13	Molycorp Inc.	WT000002929	3/31/2016	102,524.30	15,492.83
Ashby & Geddes	Feb 1-Feb 29, 2016	57,369.8	Molycorp Inc.	WT000003014	4/22/2016	54,047.09	3,322.71	594,563.84	47,493.52

Berkeley Research Group LLC	Jul 8-Jul 31, 2015	297,078.46	Molycorp Inc.	WT000002472	10/22/2015	296,427.96	650.50

Berkeley Research Group LLC	Sep 1-Sep 30, 2015	364,098.49	Molycorp Inc.	WT000002687	12/31/2015	363,869.35	229.14
Berkeley Research Group LLC	Aug 1-Aug 31, 2015	378,311.46	Molycorp Inc.	WT000002701	1/7/2016	378,173.01	138.45
Berkeley Research Group LLC	Jul 8-Sep 30, 2015 (payment of holdback)	216,955.68	Molycorp Inc.	WT000002782	2/12/2016	216,955.68
Berkeley Research Group LLC	Oct 1-Nov 30,2015	724,003.27	Molycorp Inc.	WT000002941	4/6/2016	723,213.95	789.32
Berkeley Research Group LLC	Dec 1-Dec 31,2015	241,401.57	Molycorp Inc.	WT000002941	4/6/2016	241,342.06	59.51
Berkeley Research Group LLC	Sep 1-Sep 30,2015 (partial payment of holdback)	10,326.38	Molycorp Inc.	WT000002941	4/6/2016	10,326.38		2,230,308.39	1,866.92

Direct Fee Review, LLC	Sep 8-Sep 30, 2015	1,584	Molycorp Inc.	WT000002613	12/9/2015	1,584.00	—
Direct Fee Review, LLC	Oct 1-Nov 30,2015	5,552	Molycorp Inc.	WT000002849	3/3/2016	5,552.00
Direct Fee Review, LLC	Dec 1-Dec 31,2015	9,664	Molycorp Inc.	WT000002849	3/3/2016	9,664.00
Direct Fee Review, LLC	Sep 8-Sep 30,2015 (payment of holdback)	396	Molycorp Inc.	WT000002849	3/3/2016	396.00
Direct Fee Review, LLC	Jan 1-Jan 31,2016	2,480	Molycorp Inc.	WT000002947	4/8/2016	2,480.00		19,676.00	—

Jones Day	Jun 25-Jul 31, 2015	1,793,066.19	Molycorp Inc.	WT 000002464	10/20/2015	1,336,777.62	27,881.07
Jones Day	Aug 1-Aug 31, 2015	666,584.38	Molycorp Inc.	WT000002532	11/17/2015	643,644.20	22,940.18
Jones Day	Sep 1-Sep 30, 2015	874,940.26	Molycorp Inc.	WT000002669	12/22/2015	866,431.60	8,508.66
Jones Day	Oct 1-Oct 31,2015	1,034,081.96	Molycorp Inc.	WT000002726	1/20/2016	1,023,985.00	10,096.96
Jones Day	Jun 25-Sep 30,2015 (payment of holdback)	813,280.58	Molycorp Inc.	WT000002779	2/11/2016	813,280.58
Jones Day	Nov 1-Nov 30,2015	1,262,668.96	Molycorp Inc.	WT000002867	3/11/2016	1,242,003.20	20,665.76
Jones Day	Dec 1-Dec 31,2015	841,398.99	Molycorp Inc.	WT000002884	3/18/2016	808,176.20	33,222.79	6,734,298.40	123,315.42

KPMG	Jun 25-Jul 31, 2015	242,674.72	Molycorp Minerals LLC	11834	11/10/2015	209,889.08	32,785.64
KPMG	Aug 1-Sep 30, 2015	800,120.85	Molycorp Minerals LLC	WT000002682	12/22/2015	763,775.60	36,345.25
KPMG	Jun 25-Sep 30,2015 (payment of holdback)	251,664.52	Molycorp Minerals LLC	WT000002767	2/3/2016	251,664.52
KPMG	Oct 1-Oct 31, 2015	591,575.66	Molycorp Minerals LLC	WT000002767	2/3/2016	573,964.86	17,610.80
KPMG	Nov 1-Nov 30, 2015	566,411.44	Molycorp Minerals LLC	WT000002850	3/3/2016	543,943.20	22,468.24
KPMG	Dec 1-Dec 31, 2015	699,869.72	Molycorp Minerals LLC	12148	3/15/2016	677,657.61	22,212.11
KPMG	Jan 1-Jan 31, 2016	208,800.21	Molycorp Inc.	WT000003007	4/21/2016	200,255.62	8,544.59	3,221,150.49	139,966.63

Miller Buckfire	Jun 25-Jul 31, 2015	141,976.5	Molycorp Inc.	WT000002340	9/3/2015	140,000.00	1,976.50
Miller Buckfire	Jun 25-Jul 31, 2015	1,083,333.34	Molycorp Inc.	WT000002383	9/17/2015	1,083,333.34
Miller Buckfire	Aug 1-Aug 31, 2015	369,606.18	Molycorp Inc.
Miller Buckfire *	Sep 1-Sep 30, 2015	174,953.61	Molycorp Inc.	WT000002588	12/3/2015	9,166.67	353,978.94
Miller Buckfire	Oct 1-Oct 31, 2015	147,925.52	Molycorp Inc.	WT000002801	2/18/2016	140,000.00	7,925.52

Miller Buckfire	Nov 1-Nov 30, 2015	160,252.23	Molycorp Inc.	WT000002811	2/23/2016	140,000.00	20,252.23
Miller Buckfire	Jun 25-Sep 30,2015 (payment of holdback)	308,125	Molycorp Inc.	WT000002811	2/23/2016	308,125.00
Miller Buckfire **	Jun 25-Sep 30,2015 (reimbursement of expenses)	(3,286.93)	Molycorp Inc.	WT000002811	2/23/2016		(5,486.37)
Miller Buckfire	Dec 1-Dec 31, 2015	176,453.23	Molycorp Inc.	WT000002911	3/29/2016	140,000.00	36,453.23	1,960,625.01	415,100.05

Paul Hastings LLP	Jul 8-Jul 31, 2015	989,152.08	Molycorp Inc.	WT000002470	10/22/2015	968,948.00	20,204.08
Paul Hastings LLP	Aug 1-Aug 31, 2015	878,655.81	Molycorp Inc.	WT000002566	11/24/2015	858,962.80	19,693.01
Paul Hastings LLP	Sep 1-Sep 30, 2015	436,962.04	Molycorp Inc.	WT000002630	12/14/2015	416,629.69	20,332.35
Paul Hastings LLP	Jul 8-Sep 30, 2015 (payment of holdback)	554,830.32	Molycorp Inc.	WT000002759	1/29/2016	554,830.32		2,799,370.81	60,229.44

PJT Advisory Partners LP	Jul 8-Sep 30, 2015	312,903.22	Molycorp Inc.	WT000002678	12/22/2015	312,903.22	—
PJT Advisory Partners LP	Jul 8-Sep 30, 2015 (payment of holdback)	83,225.81	Molycorp Inc.	WT000002883	3/17/2016	83,225.81
PJT Advisory Partners LP	Oct 1 -Dec 31, 2015	360,000	Molycorp Inc.	WT000002930	3/31/2016	360,000.00	—	756,129.03	—

Prime Clerk (156c services)	Jun 25 - Jun 30, 2015	163,722.84	Molycorp Minerals LLC	WT000002248	7/24/2015	11,334.00	152,338.84
Prime Clerk (156c services)	Jul 1-Jul 31, 2015	222,699.93	Molycorp Inc.	WT000002339	9/3/2015	46,009.00	176,690.93
Prime Clerk (327a services)	Jun 25-Jul 31, 2015	2,468.4	Molycorp Inc.	WT000002304	9/28/2015	2,468.40	—
Prime Clerk (156c services)	Aug 1-Aug 31, 2015	161,588.4	Molycorp Inc.	WT000002428	10/6/2015	26,017.00	135,571.4
Prime Clerk (156c services)	Sep 1-Sep 30, 2015	107,697.33	Molycorp Inc.	WT000002488	10/26/2015	37,050.50	70,646.83
Prime Clerk (156c services)	Oct 1-Oct 31, 2015	62,965.75	Molycorp Inc.	WT000002612	12/9/2015	54,381.50	8,584.25
Prime Clerk (327a services)	Aug 1-Sep 30, 2015	23,219.2	Molycorp Inc.	WT000002677	12/22/2015	23,219.20	—
Prime Clerk (156c services)	Nov 1-Nov 30, 2015	118,279.02	Molycorp Inc.	WT000002665	12/1/2015	23,494.00	94,785.02
Prime Clerk (156c services)	Dec 1-Dec 31, 2015	29,078.46	Molycorp Inc.	WT000002762	2/5/2016	19,656.66	9,421.8
Prime Clerk (327a services)	Jun 25 - Sep 30, 2015 (payment of holdback)	6,421.9	Molycorp Inc.	WT000002832	2/26/2016	6,421.90
Prime Clerk (327a services)	Oct 1-Oct 31, 2015	1,602	Molycorp Inc.	WT000002832	2/26/2016	1,602.00
Prime Clerk (327a services)	Nov 1-Nov 30, 2015	1,164.8	Molycorp Inc.	WT000002832	2/26/2016	1,164.80
Prime Clerk (156c services)	Jan 1-Jan 31, 2016	162,870.98	Molycorp Inc.	WT000002832	2/26/2016	52,356.30	110,514.68
Prime Clerk (156c services)	Feb 1-Feb 29, 2016	375,746.93	Molycorp Inc.	WT000002910	3/29/2016	35,192.35	340,554.58
Prime Clerk (327a services)	Dec 1-Dec 31, 2015	2,683.6	Molycorp Inc.	WT000002910	3/29/2016	2,683.60
Prime Clerk (156c services)	Mar 1-Mar 31, 2016	439,992.47	Molycorp Inc.	WT000003005	4/21/2016	57,011.03	382,981.44
Prime Clerk (327a services)	Jan 1-Jan 31, 2016	4,568.08	Molycorp Inc.	WT000003005	4/21/2016		4,568.08	400,062.24	1,486,657.85

Young Conway Stargatt & Taylor LLP	Jun 25-Jul 31, 2015	294,881.54	Molycorp Inc.	WT000002403	9/28/2015	276,154.00	18,727.54
Young Conway Stargatt & Taylor LLP	Aug 1-Aug 31, 2015	67,198.48	Molycorp Minerals LLC	WT000002101	11/9/2015	57,076.80	10,121.68

Young Conway Stargatt & Taylor LLP	Sep 1-Sep 30, 2015	73,965.47	Molycorp Inc.	WT000002610	12/9/2015	71,355.20	2,610.27
Young Conway Stargatt & Taylor LLP	Oct1-Oct 31, 2015	89,118.35	Molycorp Minerals LLC	WT000002102	1/7/2016	83,664.00	5,454.35
Young Conway Stargatt & Taylor LLP	Nov1-Nov 30, 2015	94,623.45	Molycorp Inc.	WT000002770	2/4/2016	92,892.40	1,731.05
Young Conway Stargatt & Taylor LLP	Jun 25-Sep 30, 2015(payment of holdback)	100,845.91	Molycorp Inc.	WT000002770	2/4/2016	100,845.91
Young Conway Stargatt & Taylor LLP	Dec 1-Dec 31, 2015	61,650.77	Molycorp Inc.	WT000002931	3/31/2016	60,064.80	1,585.97
Young Conway Stargatt & Taylor LLP	Jan 1-Jan 31, 2016	142,590.27	Molycorp Inc.	WT000002949	4/8/2016	135,223.20	7,367.07	877,276.31	47,597.93

* Miller Buckfire applied the Debtors’ unintentional overpayment of $175,901.68 on its first fee application to the August and September fees and expenses after the filing of the applicable certificates of no objection;

** Reflects a reduction of expenses allowed under the first interim fee application to expense amounts previously paid under the interim compensation order. Difference was netted against fees due and owing.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-2	Reporting Period: April 2016

Note to MOR-2, Statement of Operations

All costs directly associated with the Chapter 11 Cases are reported as reorganization items. These costs include legal and other professional advisory fees and all adjustments made to the carrying amount of certain assets and adjustments made to pre-petition liabilities reflecting claims allowed by the Court.

COMBINED DEBTORS' STATEMENT OF OPERATIONS										1 of 5

Case No.	15-11357		15-11358		15-11359		15-11360		15-11361
Debtor	Molycorp Inc.		Industrial Minerals LLC		Magnequench Inc.		Magnequench International Inc.		Magnequench Limited
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	2,409,082	26,481,933	—	—
Sales to related parties	—	—	—	—	—	—	2,097,453	38,205,948	—	—
Total Revenue	—	—	—	—	—	—	4,506,535	64,687,881	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	4,581,926	58,353,491	—	—
Depreciation and amortization	—	—	—	—	—	—	8,318	83,183	—	—
Gross profit (loss)	—	—	—	—	—	—	(83,709)	6,251,207	—	—

Expenses
General & Administrative	79,995	91,532	—	—	—	—	236,868	1,698,121	48	553
Sales & Marketing	—	—	—	—	—	—	72,140	878,308	—	—
Insiders Compensation	—	—	—	—	—	—	47,123	559,189	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	160,468	1,616,187	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	79,995	91,532	—	—	—	—	516,599	4,751,805	48	553
Operating income (loss)	(79,995)	(91,532)	—	—	—	—	(600,308)	1,499,402	(48)	(553)

Other Income (expense) (attached schedule)	—	(1)	—	—	2,000,000	2,000,000	102	15,667	—	—
Interest income (expense), net	796,026	(521,995)	—	—	(647,051)	(6,584,260)	370,420	3,839,849	—	—
Reorganization items, net (attached schedule)	(7,615,042)	(163,077,278)	—	—	—	(30,601,970)	—	—	—	—
Foreign exchange gain (loss)	12,805,500	(2,607,576)	—	—	—	—	3,806	7,956	—	—
Income/(loss) before taxes and non-controlling interest	5,906,489	(166,298,382)	—	—	1,352,949	(35,186,230)	(225,980)	5,362,874	(48)	(553)
Income taxes expense (benefit)	(29,291)	27,831	—	—	—	—	(45,612)	(45,541)	109,675	1,406,246
Income/(loss) from continuing operations before equity income of affiliate	5,935,780	(166,326,213)	—	—	1,352,949	(35,186,230)	(180,368)	5,408,415	(109,723)	(1,406,799)

Equity in loss (income) of affiliates	—	—	—	—	(51,062)	354,142	—	—	—	—

Income/(loss) from continuing operations	5,935,780	(166,326,213)	—	—	1,404,011	(35,540,372)	(180,368)	5,408,415	(109,723)	(1,406,799)

Earnings/(loss) for the period	$5,935,780	(166,326,213)	$—	—	$1,404,011	(35,540,372)	(180,368)	5,408,415	(109,723)	(1,406,799)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										2 of 5
Continuation Sheet for MOR-2
Case No.	15-11362		15-11363		15-11364		15-11365		15-11366
Debtor	Molycorp Advanced Water Technologies LLC		MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership		MCP Exchangeco Inc.
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	$—	—	$—	—
Sales to related parties	—	—	—	—	—	—	3,933,507	41,718,006	—	—
Total Revenue	—	—	—	—	—	—	3,933,507	41,718,006	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	3,283,587	38,245,679	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	—	—	—	649,920	3,472,327	—	—

Expenses
General & Administrative	—	43	—	—	—	—	156,490	1,653,858	—	5,508
Sales & Marketing	—	—	—	—	—	—	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	—	43	—	—	—	—	156,490	1,653,858	—	5,508
Operating income (loss)	—	(43)	—	—	—	—	493,430	1,818,469	—	(5,508)

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—	—
Interest income (expense), net	—	—	—	—	—	—	—	—	(2,647,520)	(25,078,137)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	—	—	—	—	75,213	183,178	(11,113,815)	2,785,079
Income/(loss) before taxes and non-controlling interest	—	(43)	—	—	—	—	568,643	2,001,647	(13,761,335)	(22,298,566)
Income taxes expense (benefit)	—	—	—	—	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	(43)	—	—	—	—	568,643	2,001,647	(13,761,335)	(22,298,566)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	(43)	—	—	—	—	568,643	2,001,647	(13,761,335)	(22,298,566)

Earnings/(loss) for the period	$—	(43)	$—	—	$—	—	$568,643	2,001,647	$(13,761,335)	(22,298,566)

COMBINED DEBTORS' STATEMENT OF OPERATIONS													3 of 5
Continuation Sheet for MOR-2
Case No.	15-11367		15-11368		15-11369			15-11370			15-11371
Debtor	Molycorp Chemicals & Oxides Inc.		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys Inc.			Molycorp Minerals Canada ULC			Molycorp Minerals LLC
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month		Cumulative Filing to Date	Current Month		Cumulative Filing to Date	Current Month		Cumulative Filing to Date
Revenues
External Sales - net	2,674,371	28,068,280	$—	—	$—		3,082,894	—		38,204	219,804		2,845,593
Sales to related parties	4,458,943	46,484,841	—	—	—		698,274	436,850		2,278,837	291,969		10,588,478
Total Revenue	7,133,314	74,553,121	—	—	—		3,781,168	436,850		2,317,041	511,773		13,434,071

Costs of sales
Costs excluding depreciation and amortization	7,273,877	71,077,962	—	—	—		4,436,732	290,070		2,383,314	473,524		42,009,491
Depreciation and amortization	—	—	—	—	—		172,734	24,846		246,402	—		30,351,407
Gross profit (loss)	(140,563)	3,475,159	—	—	—		(828,298)	121,934		(312,675)	38,249		(58,926,827)

Expenses
General & Administrative	1,369,403	1,663,411	87	290	—		45,938	625,423		5,434,373	(1,719,777)	a	15,384,063
Sales & Marketing	99,332	356,600	—	—	—		—	40,665		379,241	(24,700)	a	103,358
Insiders Compensation	73,830	581,710	—	—	—		—	75,386		1,418,340	44,454		1,669,052
Care and Maintenance	—	—	—	—	(80,061)	b	256,236	—		—	875,364		9,087,843
Depreciation and amortization	—	—	—	—	—		84,008	15,453		166,329	7,196,219		41,564,537
- Accretion expense	—	—	—	—	—		—	—		—	103,593		1,405,538
Research and development	176,315	1,443,213	—	—	—		—	(54,640)	c	533,931	(500)		193,886
Revision in estimated ARO cash flows	—	—	—	—	—		—	—		—	—		(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—		—	—		—	—		—
Total expenses	1,718,880	4,044,934	87	290	(80,061)		386,182	702,287		7,932,214	6,474,653		65,366,587
Operating income (loss)	(1,859,443)	(569,775)	(87)	(290)	80,061		(1,214,480)	(580,353)		(8,244,889)	(6,436,404)		(124,293,414)

Other Income (expense) (attached schedule)	18,032	18,032	—	—	144		815	3,157,895		3,273,801	917		45,317
Interest income (expense), net	920	10,422	—	—	—		—	(403,800)		(3,491,569)	(1,422,879)		(20,798,594)
Reorganization items, net (attached schedule)	(115,250)	(115,250)	—	—	(2,195,760)		(2,621,209)	(38,141)		(77,066)	(161,744,412)		(240,408,493)
Foreign exchange gain (loss)	24,615	245,293	—	—	—		—	(1,845,391)		31,158	(509)		(26,834)
Income/(loss) before taxes and non-controlling interest	(1,931,126)	(411,278)	(87)	(290)	(2,115,555)		(3,834,874)	290,210		(8,508,565)	(169,603,287)		(385,482,018)
Income taxes expense (benefit)	27,150	63,335	—	—	—		—	34,822		334,087	13,396		176,190
Income/(loss) from continuing operations before equity income of affiliate	(1,958,276)	(474,613)	(87)	(290)	(2,115,555)		(3,834,874)	255,388		(8,842,652)	(169,616,683)		(385,658,208)

Equity in loss (income) of affiliates	—	—	—	—	—		—	—		—	—		—

Income/(loss) from continuing operations	(1,958,276)	(474,613)	(87)	(290)	(2,115,555)		(3,834,874)	255,388		(8,842,652)	(169,616,683)		(385,658,208)

Earnings/(loss) for the period	$(1,958,276)	(474,613)	$(87)	(290)	$(2,115,555)		(3,834,874)	255,388		(8,842,652)	$(169,616,683)		(385,658,208)

Notes:
a. credit G&A balance due to reversal of over-accrual in audit fees; and reversal of unpaid vacation for staff payroll moved to Molycorp Chemicals & Oxides, Inc.
b. credit C&M balance due to cancellation of stock compensation.
c. credit R&D balance due to expenses charged out to Molycorp Rare Metals Holdings, Inc.

COMBINED DEBTORS' STATEMENT OF OPERATIONS										4 of 5
Continuation Sheet for MOR-2
Case No.	15-11372		15-11373		15-11374		15-11375		15-11376
Debtor	Molycorp Rare Metals Holdings Inc.		Molycorp Rare Metals (Utah) Inc.		Neo International Corp.		PP IV Mountain Pass Inc. (Inactive)		PP IV Mountain Pass II, Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$386,126	4,422,204	$—	—	$—	—	$—	—
Sales to related parties	—	—	132,195	1,421,521	—	—	—	—	—	—
Total Revenue	—	—	518,321	5,843,725	—	—	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	433,632	6,550,476	—	—	—	—	—	—
Depreciation and amortization	—	—	15,930	163,836	—	—	—	—	—	—
Gross profit (loss)	—	—	68,759	(870,587)	—	—	—	—	—	—

Expenses
General & Administrative	—	16,127	28,648	342,792	76,573	716,636	—	—	—	—
Sales & Marketing	—	—	3,211	60,912	—	4,886	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Care and Maintenance	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	1,509	15,493	3,551	35,511	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	102,000	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	6,917	—	—	—	—	—	—
Total expenses	—	118,127	33,368	426,114	80,124	757,033	—	—	—	—
Operating income (loss)	—	(118,127)	35,391	(1,296,701)	(80,124)	(757,033)	—	—	—	—

Other Income (expense) (attached schedule)	—	920,000	—	—	—	—	—	—	—	—
Interest income (expense), net	60	462	180	2,353	—	62	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	3,864	11,816	104,487	(541,540)	—	—	—	—
Income/(loss) before taxes and non-controlling interest	60	802,335	39,435	(1,282,532)	24,363	(1,298,511)	—	—	—	—
Income taxes expense (benefit)	—	—	—	—	142,586	859,825	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	60	802,335	39,435	(1,282,532)	(118,223)	(2,158,336)	—	—	—	—

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	60	802,335	39,435	(1,282,532)	(118,223)	(2,158,336)	—	—	—	—

Earnings/(loss) for the period	$60	802,335	$39,435	(1,282,532)	$(118,223)	(2,158,336)	$—	—	$—	—

COMBINED DEBTORS' STATEMENT OF OPERATIONS						5 of 5
Continuation Sheet for MOR-2
Case No.	15-11377		Elimination		Total
Debtor	RCF IV Speedwagon Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$5,689,383	64,939,108
Sales to related parties	—	—	(4,786,493)	(55,953,150)	6,564,424	85,442,755
Total Revenue	—	—	(4,786,493)	(55,953,150)	12,253,807	150,381,863

Costs of sales
Costs excluding depreciation and amortization	—	—	(4,751,796)	(55,819,206)	11,584,820	167,237,937
Depreciation and amortization	—	—	—	—	49,094	31,017,563
Gross profit (loss)	—	—	(34,697)	(133,943)	619,893	(47,873,636)

Expenses
General & Administrative	—	—	—	—	853,758	27,053,249
Sales & Marketing	—	—	—	—	190,648	1,783,306
Insiders Compensation	—	—	—	—	240,793	4,228,291
Care and Maintenance	—	—	—	—	795,303	9,344,079
Depreciation and amortization	—	—	—	—	7,377,200	43,482,063
- Accretion expense	—	—	—	—	103,593	1,405,539
Research and development	—	—	—	—	121,175	2,273,030
Revision in estimated ARO cash flows	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	6,917
Total expenses	—	—	—	—	9,682,470	85,534,784
Operating income (loss)	—	—	(34,697)	(133,943)	(9,062,577)	(133,408,420)

Other Income (expense) (attached schedule)	—	—	—	—	5,177,090	6,273,631
Interest income (expense), net	—	—	—	—	(3,953,644)	(52,621,406)
Reorganization items, net (attached schedule)	—	—	—	—	(171,708,605)	(436,901,266)
Foreign exchange gain (loss)	—	—	—	—	57,770	88,532
Income/(loss) before taxes and non-controlling interest	—	—	(34,697)	(133,943)	(179,489,966)	(616,568,929)
Income taxes expense (benefit)	—	—	—	—	252,726	2,821,973
Income/(loss) from continuing operations before equity income of affiliate	—	—	(34,697)	(133,943)	(179,742,692)	(619,390,902)

Equity in loss (income) of affiliates	—	—	—	—	(51,062)	354,142

Income/(loss) from continuing operations	—	—	(34,697)	(133,943)	(179,691,630)	(619,745,044)

Earnings/(loss) for the period	$—	—	$(34,697)	(133,943)	$(179,691,630)	(619,745,044)

Continuation Sheet for MOR-2

Debtor	Case No.	BREAKDOWN OF "OTHER" CATEGORY	Current Month	Cumulative Filing to Date

		Other Income/Expense
Molycorp Inc.	15-11357	Other Income /(expense)	—	(1)

Magnequench Inc.	15-11359	Dividend income	2,000,000	2,000,000

Magnequench International, Inc.	15-11360	Other Income /(expense)	102	15,667

Molycorp Chemicals & Oxides, Inc.	15-11367	Insurance refund	18,032	18,032

Molycorp Metals & Alloys, Inc.	15-11369	Rental/interest income	144	815

Molycorp Minerals Canada ULC	15-11370	Gain on fixed asset sale	—	810
		Refund - insurance	—	2,993
		Dividend Income	3,157,895	3,223,620
		Other Income	—	46,378
			3,157,895	3,273,801

Molycorp Minerals, LLC	15-11371	Other income /(expense)	917	44,127
		Gain on disposal	—	1,190
			917	45,317

Molycorp Rare Metals Holdings, Inc.	15-11372	Dividend income	—	920,000

		Total Combined	5,177,090	6,273,631

		Other Reorganization Expenses
Molycorp Inc.	15-11357	Legal and other professional fees	7,615,042	69,493,082
		Adjustments to the carrying amount of debt	—	78,665,658
		Wrtie off of deferred financing cost	—	4,919,107
		Gain on fair value adjustment of Springing Maturity derivative	—	(8,008,001)
		Early Payment Premium on Term loans	—	18,007,432
		Total	7,615,042	163,077,278

Magnequench Inc.	15-11359	Write-off of discount and deferred financing cost on Term Loans	—	9,065,118
		Early Payment Premium on Term Loans	—	21,536,852
		Total	—	30,601,970

Molycorp Chemicals & Oxides, Inc.	15-11367	Trustee fees	115,250	115,250

Molycorp Metals & Alloys, Inc.	15-11369	Severance expense	—	425,449
		Loss on disposal of assets	2,195,760	2,195,760
		Total	2,195,760	2,621,209

Molycorp Minerals Canada ULC	15-11370	Legal and other professional fees	21,988	60,913
		Severance expense	16,153	16,153
			38,141	77,066

Molycorp Minerals, LLC	15-11371	Legal and other professional fees	80,985	80,985
		Stipulated loss on Oaktree equipment lease	—	50,391,921
		Adjustments to the carrying amount of debt	—	19,547,684
		Trustee fees	(135,500)	268,715
		Severance expense	36,137	6,680,492
		Capital equipment lease cancellation	4,266,284	5,942,190
		Loss on transfer of assets	139,989,666	139,989,666
		Gain on sale of intellectual properties	(5,705,214)	(5,705,214)
		Loss on sale of Minerals Right	23,212,054	23,212,054
		Total	161,744,412	240,408,493

		Total Combined	171,708,605	436,901,266

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-3	Reporting Period: April 2016

Notes to MOR-3, Balance Sheet

Unless otherwise indicated, the value of the assets contained in MOR-3 are book values as of April 30, 2016. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. The carrying amounts of these assets are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset in MOR-3.
All liabilities in MOR-3 are separated into obligations that were incurred prior to the filing of the Chapter 11 Cases (the "pre-petition liabilities") and those incurred after the filing of the Chapter 11 Cases (the "post-petition liabilities"). Pre-petition liabilities are further segregated into liabilities subject to compromise ("LSTC") and liabilities not subject to compromise. LSTC are pre-petition obligations that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. However, fully secured liabilities may become impaired under a reorganization plan and may be classified as LSTC.
LSTC, including claims that become known after the filing of the Chapter 11 Cases, are reported on the basis of the expected amount of the total allowed claim, even though they may be settled for lesser amounts. Allowed claims are initially included in the debtors listing of liabilities filed with the Court or submitted by a creditor to the Court and not objected by the Debtors. Allowed claims remain subject to future adjustment that may result from actions of the Court, rejection of contracts and unexpired leases, negotiations, disputed claims, valuation of collateral securing claims, and other events.

COMBINED DEBTORS' BALANCE SHEET
As at April 30, 2016
Case No.	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372
Debtor	Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.

ASSETS
Current
Cash and cash equivalents	$14,601,779	$—	$—	$10,612,331	$149,093	$4,867	$5,000	$5,000	$1,148,014	$5,960	$11,275,573	$29,904	$4,519,601	$4,303,860	$3,255,053	$868,851
Restricted cash	17,299,601	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trade accounts receivable	—	—	—	2,351,698	—	—	—	—	—	—	3,960,138	—	—	—	188,368	—
Inventories	—	—	—	5,396,003	—	—	—	—	1,393,467	—	6,632,579	—	—	453,940	22,095,126	—
Income tax receivable	494,668	—	—	—	88,061	—	—	—	—	—	—	—	—	—	—	—
Defer tax assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other current assets (attached schedule)	3,226,813	—	—	—	4,669	—	—	—	852	—	23,978	—	284,864	159,342	7,878,207	—
Total current assets	35,622,861	—	—	18,360,032	241,823	4,867	5,000	5,000	2,542,333	5,960	21,892,268	29,904	4,804,465	4,917,142	33,416,754	868,851

Fixed Assets
- Real Property & Improvement	—	—	—	100,000	—	—	—	—	—	—	—	—	—	1,510,345	1,059,721,703	—

- Machinery & Equipment	—	—	—	1,528,573	—	—	—	—	—	—	—	—	—	3,934,430	612,774,627	—
- Furniture & Office Equipment	—	—	—	7,421,923	—	—	—	—	—	—	84,275	—	—	1,334,575	8,860,110	—
- Vehicle	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,437,401	—
- Minerals Resource	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
- Construction in Process	—	—	—	19,920	—	—	—	—	—	—	—	—	—	5,204	9,318,678	—
less: accumulated depreciation	—	—	—	(7,365,244)	—	—	—	—	—	—	(84,275)	—	—	(4,048,351)	(254,189,213)	—
Property, plant and equipment	—	—	—	1,705,172	—	—	—	—	—	—	—	—	—	2,736,203	1,438,923,306	—
Deposits	2,008,386	—	—	—	—	—	—	—	—	—	—	—	—	—	15,548,375	—
Inventories	—	—	—	—	—	—	—	—	—	—	—	—	—	—	22,977,020	—
Patents and other intangible assets	—	—	—	28,528,727	—	—	—	—	—	—	—	—	—	272,988	—	—
Investment (attached schedule)	543,915,594	20,000	162,267,336	17,067,184	2,033,276	—	—	—	1,192,325,440	679,175,440	—	364,150,000	—	31,811,569	17,521,667	22,919,589
Other assets (attached schedule)	—	—	—	45,060	—	—	—	—	—	—	—	—	—	—	624,474	—
Loan to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related Party Receivable	3,033,624,583	478	51,018,009	109,044,474	11,524,961	—	—	—	20,884,999	49,532,856	18,809,627	—	2,200,000	28,026,281	19,258,083	1,800,000
Total non current assets	3,579,548,563	20,478	213,285,345	156,390,617	13,558,237	—	—	—	1,213,210,439	728,708,296	18,809,627	364,150,000	2,200,000	62,847,041	1,514,852,925	24,719,589
Total assets	3,615,171,424	20,478	213,285,345	174,750,649	13,800,060	4,867	5,000	5,000	1,215,752,772	728,714,256	40,701,895	364,179,904	7,004,465	67,764,183	1,548,269,679	25,588,440

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	4,373,133	—	—	11,351	—	—	—	—	21,096	—	213,759	—	—	223,857	815,229	—
DIP Financing	143,080,065	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued expenses	30,185,202	—	—	202,505	—	—	—	—	8,333	—	2,671,896	—	16,800	448,039	2,246,855	—
Interest payable	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income taxes payable	—	—	—	290,748	—	—	—	—	—	—	—	—	—	575,149	—	—
Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,279,668	—
Total current liabilities	177,638,400	—	—	504,604	—	—	—	—	29,429	—	2,885,655	—	16,800	1,247,045	7,341,752	—

Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,923,991	—
Defer tax liabilities	5,772,000	—	—	328,135	2,183,338	—	—	—	—	—	—	—	—	1,218,934	—	—
Pension benefit liabilities	—	—	—	2,807,795	—	—	—	—	—	—	—	—	—	—	—	—
Other Long-term liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,424,195	—
Amount due to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related party payable	12,361,511	—	1,567,733	263,232	—	—	5,000	5,000	7,184,073	25,513,779	11,017,832	4,202	13,825	8,531,937	86,650,065	—
Liabilities subject to compromise - Related party	71,041,354	20,378	3,339,173	17,578,680	219,062	5,000	—	7,750	12,403,514	362,753,510	17,371,061	364,287,300	170,617	61,146,676	2,262,323,872	—
Liabilities subject to compromise - Third party	1,510,001,946	—	87,589,117	10,019	—	—	—	—	7,287	—	17,561	—	32,659	1,862,695	219,987,847	—
Total non-current liabilities	1,599,176,811	20,378	92,496,023	20,987,861	2,402,400	5,000	5,000	12,750	19,594,874	388,267,289	28,406,454	364,291,502	217,101	72,760,242	2,581,309,970	—
Total liabilities	1,776,815,211	20,378	92,496,023	21,492,465	2,402,400	5,000	5,000	12,750	19,624,303	388,267,289	31,292,109	364,291,502	233,901	74,007,287	2,588,651,722	—

Non-controlling interest

Shareholder's equity:
Share capital	258,954	100	33,788	21,556	4,621,000	—	—	—	679,175,441	10,255,745	1,500	20,000	—	275,174,583	—	22,463,750
Contributed surplus	2,250,983,641	—	40,027,833	148,368,181	389,376	—	—	—	—	401,063,759	226,313	—	17,521,567	(4,095,431)	132,576,089	—
Accumulated deficits	(412,886,382)	—	80,727,701	5,403,297	6,387,284	(133)	—	(7,750)	516,953,028	(70,872,537)	9,181,973	(131,598)	(10,751,003)	(277,322,256)	(1,172,958,132)	3,124,690
Accum Other Comprehensive Income	—	—	—	(534,850)	—	—	—	—	—	—	—	—	—	—	—	—
Shareholders' equity	1,838,356,213	100	120,789,322	153,258,184	11,397,660	(133)	—	(7,750)	1,196,128,469	340,446,967	9,409,786	(111,598)	6,770,564	(6,243,104)	(1,040,382,043)	25,588,440
Total liabilities and shareholders' equity	3,615,171,424	20,478	213,285,345	174,750,649	13,800,060	4,867	5,000	5,000	1,215,752,772	728,714,256	40,701,895	364,179,904	7,004,465	67,764,183	1,548,269,679	25,588,440

COMBINED DEBTORS' BALANCE SHEET
Continuation Sheet for MOR-3
As at April 30, 2016
Case No.	15-11373	15-11374	15-11375	15-11376	15-11377	Elimination	Total
Debtor	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)

ASSETS
Current
Cash and cash equivalents	$2,313,216	$95,861	$—	$—	$—	$—	$53,193,963
Restricted cash	—	—	—	—	—	—	17,299,601
Trade accounts receivable	458,946	—	—	—	—	—	6,959,150
Inventories	4,338,044	—	—	—	—	(133,943)	40,175,216
Income tax receivable	—	—	—	—	—	—	582,729
Defer tax assets	—	—	—	—	—	—	—
Other current assets (attached schedule)	464,311	5,389	—	—	—	—	12,048,425
Total current assets	7,574,517	101,250	—	—	—	(133,943)	130,259,084

Fixed Assets
- Real Property & Improvement	1,021,865	—	—	—	—	—	1,062,353,913
- Machinery & Equipment	1,065,531	—	—	—	—	—	619,303,161
- Furniture & Office Equipment	45,006	—	—	—	—	—	17,745,889
- Vehicle	—	—	—	—	—	—	2,437,401
- Minerals Resource	—	—	—	—	—	—	—
- Construction in Process	—	—	—	—	—	—	9,343,802
less: accumulated depreciation	(1,456,886)	—	—	—	—	—	(267,143,969)
Property, plant and equipment	675,516	—	—	—	—	—	1,444,040,197
Deposits	—	—	—	—	—	—	17,556,761
Inventories	—	—	—	—	—	—	22,977,020
Patents and other intangible assets	—	473,587	—	—	—	—	29,275,302

Investment (attached schedule)	—	28,535,255	—	—	—	(2,977,166,065)	84,576,285
Other assets (attached schedule)	—	—	—	—	—	—	669,534
Loan to Insiders	—	—	—	—	—	—	—
Related Party Receivable	1,489,204	46,921,780	—	—	—	(3,283,654,659)	110,480,676
Total non current assets	2,164,720	75,930,622	—	—	—	(6,260,820,725)	1,709,575,774
Total assets	9,739,237	76,031,872	—	—	—	(6,260,954,668)	1,839,834,858

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	19,941	—	—	—	—	—	5,678,366
DIP Financing	—	—	—	—	—	—	143,080,065
Accrued expenses	202,526	91,362	—	—	—	—	36,073,518
Interest payable	—	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—	865,897
Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	4,279,668
Total current liabilities	222,467	91,362	—	—	—	—	189,977,514

Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	10,923,991
Defer tax liabilities	—	1,872,879	—	—	—	—	11,375,286
Pension benefit liabilities	—	—	—	—	—	—	2,807,795
Other Long-term liabilities	—	—	—	—	—	—	1,424,195
Amount due to Insiders	—	—	—	—	—	—	—
Related party payable	450,347	609,986	—	—	—	(135,810,535)	18,367,987
Liabilities subject to compromise - Related party	38,381	149,196	—	—	—	(3,147,844,125)	25,011,399
Liabilities subject to compromise - Third party	50,347	798,122	—	—	—	—	1,820,357,600
Total non-current liabilities	539,075	3,430,183	—	—	—	(3,283,654,659)	1,890,268,254

Total liabilities	761,542	3,521,545	—	—	—	(3,283,654,659)	2,080,245,768

Non-controlling interest

Shareholder's equity:
Share capital	14,550,000	19,163,220	—	—	—	(1,030,480,683)	(4,741,046)
Contributed surplus	—	514,460	—	—	—	(736,592,148)	2,250,983,640
Accumulated deficits	(5,572,305)	52,832,647	—	—	—	(1,210,227,178)	(2,486,118,654)
Accum Other Comprehensive Income	—	—	—	—	—	—	(534,850)
Shareholders' equity	8,977,695	72,510,327	—	—	—	(2,977,300,009)	(240,410,910)
Total liabilities and shareholders' equity	9,739,237	76,031,872	—	—	—	(6,260,954,668)	1,839,834,858

Continuation Sheet for MOR-3

			BOOK VALUE AS AT
Debtor	Case No.	ASSETS	April 30, 2016
		Other Current Assets
Molycorp Inc.	15-11357	Retainer fee paid to Jones Day	75,000
		Retainer fee paid to Young Conway	25,000
		Retainer fee paid to Prime Clerk	25,000
		Retainer fee paid to Paul Welss	300,000
		Retainer fee paid to Kramer Levin	350,000
		Retainer fee paid to Miller Buckfire	2,288
		Retainer fee paid to Mile 26	300,000
		Prepaid Insurance	2,149,525
		Total	3,226,813

Magnequench Limited	15-11361	Prepaids and deferred charges	1,508
		HST/VAT recoverable	3,161
		Total	4,669

MCP Canada Limited Partnership	15-11365	Prepaids expenses	852

Molycorp Chemicals & Oxides, Inc.	15-11367	Prepaids and deferred charges	17,028
		Misc receivables - Other	6,950
		Total	23,978

Molycorp Metals & Alloys, Inc.	15-11369	Refundable deposits to utility company	37,332
		Misc receivables - Other	247,532
		Total	284,864

Molycorp Minerals Canada ULC (Toronto)	15-11370	GST/VAT recoverable	10,603
		Prepayment on rent and consulting	117,114
		Prepaid Insurance	14,826
		Prepaid Tax Installment (property)	3,418
		HST Recoverable	13,182
		Misc receivable	199
		Total	159,342

Molycorp Minerals, LLC	15-11371	Prepaid and deferred charges	5,057,601
		Prepaid insurance	2,820,606

		Total	7,878,207

Molycorp Rare Metals (Utah), Inc.	15-11373	Prepaid Others	19,204
		Prepaid - Pots Expense	17,545
		Prepaid - Heaters Expense	8,734
		Prepaid - Propane Expense	9,363
		Prepaid - Package Expense	14,778
		Prepaid Duty	372,196
		Misc Receivable - Beijing Jiya	22,491
		Total	464,311

Neo International Corp.	15-11374	Prepayment for professional fee	5,000
		GST/VAT recoverable	389
		Total	5,389

		Combined Debtor Total Other Current Assets	12,048,425
		Investments
Molycorp Inc.	15-11357	Molycorp Luxembourg Holdings S.a.r.l. (100%)	20,000
		MCP Exchangeco Inc. (100%)	411,319,505
		Molycorp Minerals LLC (31.96%)	132,576,089
		Total	543,915,594

Industrial Minerals, LLC	15-11358	Industrial Minerals S.a.r.l. (100%)	20,000

Magnequench Inc.	15-11359	Gan Zhou Ke Li Rare Earth New Material (25%)	5,187,378
		Magnequench Neo Powders Pte. Ltd. (100%)	116,421
		Magnequench International Inc. (100%)	136,035,957
		Magnequench UG (100%)	20,927,580
		Total	162,267,336

Magnequench International, Inc.	15-11360	Xin Bao Investment Limited (98.9%)	17,067,184

Magnequench Limited	15-11361	Magnequench International Trading (Tianjin) Co., Ltd. (100%)	800,000
		Magnequench (Korat) Co., Ltd. (100%)	1
		Zibo Jia Xin Magnetic Materials Ltd. (100%)	530,000
		GQD Special Material (Thailand) Co., Ltd. (20%)	703,275
		Total	2,033,276

MCP Canada Limited Partnership	15-11365	Molycorp Minerals Canada ULC	1,192,325,440

MCP Exchangeco Inc.	15-11366	MCP Canada Limited Partnership (99.99%)	679,175,440

Molycorp Luxembourg Holdings S.a.r.l.	15-11368	Molycorp Rare Metals Holdings Inc. (100%)	24,150,000
		Magnequench Inc. (100%)	325,000,000
		Molycorp Chemicals & Oxides Inc. (100%)	15,000,000
		Total	364,150,000

Molycorp Minerals Canada ULC (Toronto)	15-11370	Neo International Corp. (100%)	19,163,220
		Vive Crop Protection Inc. RSTD (investment)	805,305
		Molycorp Chemicals & Oxides (Europe) Ltd. (100%)	158
		Magnequench Limited (100%)	4,621,000
		Molycorp (Beijing) Co., Ltd. (100%)	200,000
		NMT Holdings GmbH (100%)	71,940
		Molycorp Korea Inc. ( 100%)	91,000
		Molycorp Rare Metals Korea Inc. (100%)	3,065,000
		Xin Bao Investment Limited (1.1%)	3,000,000
		Molycorp Japan Inc. (100%)	86,199
		Molycorp Rare Metals (Utah), Inc.	707,747
		Total	31,811,569

Molycorp Minerals, LLC	15-11371	Molycorp Metals & Alloys Inc. (100%)	17,521,567
		Industrial Minerals LLC (100%)	100
		Total	17,521,667

Molycorp Rare Metals Holdings, Inc.	15-11372	Molycorp Rare Metals (Oklahoma) LLC (80%)	6,500,000
		Molycorp Rare Metals (Utah) Inc. (100%)	14,550,000
		Shanxi Jia Hua Galaxy Electronic Materials Co., Ltd. (60%)	1,869,589
		Total	22,919,589

Neo International Corp.	15-11374	Jiangyin Jiahua Advanced Material Resources Co., Ltd. (95%)	23,279,669
		Zibo Jiahua Advanced Material Resources Co., Ltd. (95%)	5,042,586
		Neo Performance Materials (Singapore) Pte. Ltd. (100%)	213,000
		Total	28,535,255

		Combined Investments	3,061,742,350

		Other Assets
Magnequench International, Inc.	15-11360	Rental deposit	300
		Rental deposit for Osaka office	44,760
		Total	45,060

Molycorp Minerals, LLC	15-11371	Rabbi Trust investment - retirement fund	624,474

		Combined Debtor Total Other Assets	669,534

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: April 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	440,587	440,587	Various	EFT	—
FICA-Employee	—	107,122	107,122	Various	EFT	—
FICA-Employer	—	107,122	107,122	Various	EFT	—
Unemployment	3,482	747	3,482	Various	EFT	747
Income	—	—	—			—
Other: Fed Medical Ins	—	57,792	57,792	Various	EFT	—
Total Federal Taxes	3,482	713,370	716,105			747
State and Local
Withholding	—	188,043	175,406	Various	EFT	12,637
Sales & Use AZ location only	1,706,905	—	—			1,706,905
Excise	—	—	—			—
Unemployment	23,581	—	23,581	Various	EFT	—
Real Property	1,526,237	—	1,526,237	Various	EFT	—
Personal Property	—	—	—			—
Other: Property taxes for land and machinery	16,800	—	—			16,800
Total State and Local	3,273,523	188,043	1,725,224			1,736,342
Total Taxes	3,277,005	901,413	2,441,329			1,737,089

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	3,343,442	1,088,754	366,607	405,237	474,326	5,678,366
Wages Payable	105,458	—	—	—	—	105,458
Taxes Payable	96,573	—	—	—	—	96,573

Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: DIP Financing	143,080,065	—	—	—	—	143,080,065

Total Postpetition Debts	146,625,538	1,088,754	366,607	405,237	474,326	148,960,462

Explain how and when the Debtor intends to pay any past-due postpetition debts.
0-30	1,088,754	$998,610 of this amount represents 20% holdback. $38,551 was paid in April, and remaining $51,592 outstanding.
31-60	366,607	This amount represents 20% holdback.
61-90	405,237	This amount represents 20% holdback.
Over 90	474,326	$437,045 of this amount represent 20% holdback and deferred payment. $4,832 on hold; and $32,449 needs approval.
	2,334,924	Total Past Due Accounts Payable
*"Insider" is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: April 2016

SUMMARY OF UNPAID POST PETITION DEBTS - SUPPLEMENTAL SCHEDULE

ACCOUNTS PAYABLE

Number of Days Past Due
Debtor	Case No	Current	0-30	31-60	61-90	Over 90	Total
Molycorp Inc.	15-11357	2,613,595	998,610	61,207	261,506	438,215	4,373,133
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	4,762	1,757	—	—	4,832	11,351
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	21,096	—	—	—	—	21,096
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	175,208	38,551	—	—	—	213,759
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	—	—	—	—	—	—
Molycorp Minerals Canada ULC (Toronto)	15-11370	138,192	49,835	—	—	—	188,027
Molycorp Minerals Canada ULC (Peterborough)	15-11370	35,830	—	—	—	—	35,830
Molycorp Minerals, LLC	15-11371	334,818	—	305,400	143,731	31,280	815,229
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	19,941	—	—	—	—	19,941
Neo International Corp.	15-11374	—	—	—	—	—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—

Combined Total		3,343,442	1,088,753	366,607	405,237	474,327	5,678,366

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: April 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Case No.	Combined Debtors' Accounts Receivable	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366
Accounts Receivable Reconciliation	Debtor		Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.
	Total Accounts Receivable at the beginning of the reporting period	7,316,005	—	—	—	3,024,667	—	—	—	—	—
	+ Amounts billed during the period	5,826,309	—	—	—	2,409,082	—	—	—	—	—	—
	- Amounts collected during the period	(6,183,164)	—	—	—	(3,082,051)	—	—	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—
	+/- AR adjustments	—	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable at the end of the reporting period	6,959,150	—	—	—	2,351,698	—	—	—	—	—	—

Accounts Receivable Aging
	0 - 30 days old	6,713,410	—	—	—	2,352,234	—	—	—	—	—	—
	31 - 60 days old	246,982	—	—	—	(536)	—	—	—	—	—	—
	61 - 90 days old	—	—	—	—	—	—	—	—	—	—	—
	91+ days old	2,498,758	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable	9,459,150	—	—	—	2,351,698	—	—	—	—	—	—
	Amount considered uncollectible (Bad Debt)	(2,500,000)	—	—	—	—	—	—	—	—	—	—
	Accounts Receivable (Net)	6,959,150	—	—	—	2,351,698	—	—	—	—	—	—

	Case No.	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372	15-11373	15-11374	15-11375	15-11376	15-11377
Accounts Receivable Reconciliation	Debtor	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)
	Total Accounts Receivable at the beginning of the reporting period	3,845,740	—	—	—	136,675		308,924	—	—	—	—
	+ Amounts billed during the period	2,810,441	—	—	—	219,804	—	386,982	—	—	—	—
	- Amounts collected during the period	(2,696,043)	—	—	—	(168,111)	—	(236,960)	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—

+/- AR adjustments	—	—	—	—	—	—	—	—	—	—	—
Total Accounts Receivable at the end of the reporting period	3,960,138	—	—	—	188,368	—	458,946	—	—	—	—

Accounts Receivable Aging
0 - 30 days old	3,742,584	—	—	—	159,646	—	458,946	—	—	—	—
31 - 60 days old	217,590	—	—	—	29,928	—	—	—	—	—	—
61 - 90 days old	—	—	—	—	—	—	—	—	—	—	—
91+ days old	(36)	—	—	—	2,498,794	—	—	—	—	—	—
Total Accounts Receivable	3,960,138	—	—	—	2,688,368	—	458,946	—	—	—	—
Amount considered uncollectible (Bad Debt)	—	—	—	—	(2,500,000)	—	—	—	—	—	—
Accounts Receivable (Net)	3,960,138	—	—	—	188,368	—	458,946	—	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: April 2016

SUMMARY OF RECEIVABLES - SUPPLEMENTAL SCHEDULE

ACCOUNTS RECEIVABLE

Number of Days Past Due
Debtor	Case No	0-30	31-60	61-90	Over 90	Bad debt	Total
Molycorp Inc.	15-11357	—	—	—	—	—	—
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	2,352,234	(536)	—	—	—	2,351,698
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	—	—	—	—	—	—
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	3,742,584	217,590.00	—	(36)	—	3,960,138
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	—	—	—	—		—
Molycorp Minerals Canada ULC (Toronto)	15-11370	—	—	—	—	—	—
Molycorp Minerals Canada ULC (Peterborough)	15-11370	—	—	—	—	—	—
Molycorp Minerals, LLC	15-11371	159,646	29,928	—	2,498,794	(2,500,000)	188,368
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	458,946	—	—	—	—	458,946
Neo International Corp.	15-11374	—	—	—	—	—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—
Combined Total		6,713,410	246,982	—	2,498,758	(2,500,000)	6,959,150

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: April 2016

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	√
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		√
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	√
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	√
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
√

* The above questionnaire reflects the responses of each debtor entity.

As part of the reorganization process, the following assets were sold or transferred during April:
i. Molycorp Metals & Alloys, Inc. sold its inventory and fixed assets to Eutectix, LLC.
ii. Molycorp Minerals, LLC transferred its investment in and receivables from Molycorp Silmet AS to Magnequench Neo Powders Pte. Ltd.
iii. Molycorp Minerals, LLC transferred its intellectual properties to Molycorp Inc., then Molycorp Inc. transferred the same intellectual properties to Neo Performance Materials (Singapore) Pte. Ltd.
iv. Molycorp Minerals, LLC sold its minerals rights to Secure Natural Resources LLC.